                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1637
                                     DATED: JANUARY 13, 1998


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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


BASE RATE:                LIBOR


INDEX MATURITY:           Three Month


TRADE DATE:               January 13, 1998


SETTLEMENT DATE:          January 16, 1998


MATURITY DATE:            July 16, 2001


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.1000% (Plus ten bps)


COMMISSION:               0.250%


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly


INTEREST PAYMENT DATES:   The 16th of each January, April, July, and October, commencing on April 16,
                          1998 through and including the Maturity Date; subject to the modified following business day convention.


INITIAL INTEREST RATE:    5.73%


FORM:                     Book-entry


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